Principal Variable Contracts Funds, Inc.
Supplement dated January 5, 2021
to the Statement of Additional Information dated May 1, 2020 as amended and restated December 9, 2020
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGER DISCLOSURE
Delete references to David W. Simpson.
In the Advisor: Principal Global Investors, LLC (Edge Asset Management Portfolio Managers) Other Accounts Managed table, add the following alphabetically to the list of portfolio managers:
Advisor: Principal Global Investors, LLC (Edge Asset Management Portfolio Managers)

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Sarah E. Radecki (1): Equity Income
Registered investment companies	2	$1.6 billion	0	$0
Other pooled investment vehicles	1	$68.3 million	0	$0
Other accounts	22	$2.4 billion	0	$0
(1) Information as of November 30, 2020
In the Advisor: Principal Global Investors, LLC (Edge Asset Management Portfolio Managers) Ownership of Securities table, add the following alphabetically to the list of portfolio managers:

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Sarah E. Radecki (1)	Equity Income	None
(1) Information as of December 31, 2020